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
                                                                                                                         EXHIBIT 4.4


          NUMBER                                           [AMRESCO LOGO]                                              SHARES

  C

                                                            AMRESCO, INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                     CUSIP 031909 10 4

                                                                                                                 SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS
THIS CERTIFIES that







is the owner of

                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.05 EACH OF THE COMMON STOCK OF
                                                            AMRESCO, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereof to all of which the holder by the acceptance hereof assents.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the
Registrar.
                       WITNESS the seal of the Corporation and the signatures of its duly authorized officers.
                  Dated

[Corporate Seal]

                                                                      /s/ L. Keith Blackwell              /s/ Robert L. Adair III

                                                                      Secretary                           President

                                                 Countersigned And Registered:
                                                                             TRUST COMPANY BANK
                                                                             (Atlanta, Georgia)              Transfer Agent
                                                 By                                                          And Registrar


                                                                                                             Authorized Signature


                                                     AMERICAN BANK NOTE COMPANY.

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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
   TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- ___________Custodian____________
                                                                        (Cust)               (Minor)
   TEN ENT -- as tenants by the entireties                          under Uniform Gifts to Minors

   JT TEN  -- as joint tenants with right
              of survivorship and not as                             Act ______________________
              tenants in common                                              (State)
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     Additional abbreviations may also be used though not in the above list.

     For value received, ____________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE________________________________________________

______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________

                                        _______________________________________

SIGNATURE(S) GUARANTEED:_______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.